UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2026

Commission File Number 1-9052
DPL LLC
(Exact name of registrant as specified in its charter)

Ohio	31-1163136
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Commission File Number 1-2385
THE DAYTON POWER AND LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL LLC	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL LLC	☐
The Dayton Power and Light Company	☐

Item 1.01    Entry into a Definitive Material Agreement

On July 21, 2026, The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), a subsidiary of DPL LLC (“DPL”), entered into an unopposed Stipulation and Recommendation (the “Settlement”) with intervening parties and the Staff of the Public Utilities Commission of (“PUCO”) with respect to AES Ohio’s pending, three-year forecasted rate case for electric distribution service at the PUCO. The Settlement provides for base rates for electric distribution service customers in AES Ohio’s service territory in 2027, 2028, and 2029, with annual true-up proceedings, and is subject to, and conditioned upon, approval by the PUCO. Along with setting updated rates, the Settlement, if approved, would:

•Establish a revenue requirement, subject to annual true-up, of $622,527,962 in 2027, $656,145,044 in 2028, and $679,310,366 in 2029 for AES Ohio’s base rates for electric distribution service.

•Provide for a return on equity of 9.5%, subject to annual performance metrics, and a forecasted cost of long-term debt, subject to annual true-up, of 4.79% in 2027, 4.98% in 2028, and 5.08% in 2029 on a forecasted rate base of $1,801,831,762 in 2027, $1,960,860,762 in 2028, and $2,083,297,091 in 2029, inclusive of certain assets that are currently recovered through the company’s existing Distribution Investment Rider and Infrastructure Investment Rider, and based on a forecasted capital structure, subject to annual true-up with the equity layer capped at the forecasted amounts, of 53.37% equity and 46.63% long-term debt in 2027, 52.00% equity and 48.00% long-term debt in 2028, and 50.50% equity and 49.50% long-term debt in 2029.

The PUCO has set the evidentiary hearing to begin on August 4, 2026. The foregoing description of the Settlement is qualified in its entirety by reference to the Settlement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. AES Ohio’s distribution rate case docket, which includes a copy of the Settlement, is available at the website of the PUCO at www.puco.ohio.gov by searching Case No. 25-0958-EL-AIR. The information on the website of the PUCO is not incorporated herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Stipulation and Recommendation dated July 21, 2026.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs, and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, without limitation, statements with respect to return on and recovery of costs and expenses, the making of regulatory applications and filings, timing of hearings and approvals, strategic objectives, management’s expectations, or other anticipated matters in connection with the Settlement and its effects, including those on DPL’s or AES Ohio’s financial performance and condition. Forward-looking statements are not intended to be a guarantee of future results but instead constitute DPL’s and AES Ohio’s current expectations based on reasonable assumptions. These assumptions include, but are not limited to, our expectations regarding timing of events, accurate projections of market conditions and regulatory rates, future interest rates, commodity prices, continued operating performance and electricity volume at distribution companies, as well as achievements of planned productivity improvements and growth investments at expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties, and other factors. Important factors that could affect actual results are discussed in DPL’s and AES Ohio's filings with the Securities and Exchange Commission (the "SEC"), including, but not limited to, the risks discussed under Item 1A: "Risk Factors" and Item 7: "Management's Discussion & Analysis" in DPL’s and AES Ohio's 2025 Annual Reports on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read DPL’s and AES Ohio's filings to learn more about the risk factors associated with DPL’s and AES Ohio's businesses. DPL and AES Ohio undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any security holder who desires a copy of DPL’s or AES Ohio's 2025 Annual Report on Form 10-K, or subsequent filings with the SEC, may obtain a copy (excluding the exhibits thereto) without charge by addressing a request to the Office of the Secretary, AES Ohio, 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof may be made. A copy of the Annual Report on Form 10-K may also be obtained by visiting AES Ohio's website at www.aes-ohio.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DPL LLC

Date: July 21, 2026	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary

The Dayton Power and Light Company
d/b/a AES Ohio

Date: July 21, 2026	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary